COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

CLASS A (DVFAX), CLASS C (DVFCX), CLASS F (DVVFX), CLASS I (DVFIX),

CLASS R (DVFRX) AND CLASS Z (DVFZX) SHARES

Supplement dated March 24, 2022 to

Summary Prospectus and Prospectus dated March 1, 2022

Statement of Additional Information dated March 1, 2022

Effective April 29, 2022, Jeffrey Palma will be added as a portfolio manager of Cohen & Steers Alternative Income Fund, Inc. (the “Fund”). Jon Cheigh, Vince L. Childers, William F. Scapell, Elaine Zaharis-Nikas and Benjamin Morton will continue to serve as portfolio managers of the Fund. As of March 24, 2022, Jeffrey Palma did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management—Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jon Cheigh, global real estate asset class—Chief Investment Officer and Executive Vice President of the Advisor. Mr. Cheigh has been a portfolio manager of the Fund since 2019.

Vince L. Childers, real assets strategy—Senior Vice President of the Advisor. Mr. Childers has been a portfolio manager of the Fund since 2019.

William F. Scapell, preferred and debt securities asset class—Executive Vice President of the Advisor. Mr. Scapell has been a portfolio manager of the Fund since 2019.

Elaine Zaharis-Nikas, preferred and debt securities asset class—Senior Vice President of the Advisor. Ms. Zaharis-Nikas has been a portfolio manager of the Fund since 2019.

Benjamin Morton, global listed infrastructure asset class—Executive Vice President of the Advisor. Mr. Morton has been a portfolio manager of the Fund since 2019.

Jeffrey Palma, multi-asset solutions—Senior Vice President of the Advisor. Mr. Palma has been a portfolio manager of the Fund since 2022.

In addition, the section titled “Management of the Fund—Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jon Cheigh—Mr. Cheigh joined the Advisor in 2005 and currently serves as Executive Vice President of the Advisor, Chief Investment Officer and Head of the Global Real Estate investment team. He is based in New York.

Vince L. Childers—Mr. Childers joined the Advisor in 2013 and currently serves as Senior Vice President of the Advisor and Head of the Real Assets Multi-Strategy investment team. Mr. Childers is a Chartered Financial Analyst charterholder. He is based in New York.

William F. Scapell—Mr. Scapell joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor and Head of the Fixed Income and Preferred Securities investment team. Mr. Scapell is a Chartered Financial Analyst charterholder. He is based in New York.

Elaine Zaharis-Nikas—Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as Senior Vice President of the Advisor and is a senior member of the Fixed Income and Preferred Securities investment team. Ms. Zaharis-Nikas is a Chartered Financial Analyst charterholder. She is based in New York.

Benjamin Morton—Mr. Morton joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor and Head of the Global Infrastructure investment team. He is based in New York.

Jeffrey Palma—Mr. Palma joined the Advisor in 2022 and currently serves as Senior Vice President of the Advisor and Head of Multi-Asset Solutions investment team. He is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Vincent L. Childers is responsible for the day-to-day management of the Fund and, leveraging the work of the Asset Allocation Strategy Group, determines the Fund’s asset allocation ranges by conducting quantitative and qualitative analysis and oversees the implementation of allocation decisions across the Fund. Each portfolio manager directs and supervises the execution of the allocation decision for their respective asset class, and leads and guides the other members of their investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services—Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alternative Income Fund*
Jon Cheigh	6	$18,335	33	$4,723	26	$8,569	(1)
Vince L. Childers	1	$448	1	$63	2	$421
William F. Scapell	13	$27,112	17	$3,429	23	$3,500
Elaine Zaharis-Nikas	10	$22,251	16	$3,401	21	$2,858
Benjamin Morton	5	$5,226	13	$1,205	17	$3,257
Jeffrey Palma	0	$0	1	$64	2	$421

*	Other accounts managed data as of February 28, 2022.
(1)	One “Other Account”, with total assets of $1,703 million as of February 28, 2022, is subject to performance based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

AIFSPRO – 3.24.2022